UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2016

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LKQ CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 26, 2016, LKQ Corporation (“LKQ” or the "Company") entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) among LKQ, Pirate Merger Sub LLC, an indirect wholly-owned subsidiary of LKQ (“Merger Sub”), KPGW Holding Company, LLC (“KPGW”), and the equity holders of KPGW. Under the terms of the Merger Agreement, Merger Sub will be merged with and into KPGW with KPGW being the surviving entity and becoming an indirect wholly-owned subsidiary of LKQ (the “Merger”). The purchase price to be paid by LKQ to the equity holders of KPGW reflects an enterprise value of $635 million. The Merger Agreement contains customary representations and warranties, covenants and conditions, and closing will be subject to receipt of necessary regulatory approvals. Subject to the satisfaction of all conditions to closing, the transaction is expected to be completed in the second quarter 2016. The transaction will be financed using borrowings under LKQ’s credit facility. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, which will be filed with LKQ’s quarterly report on Form 10-Q for the quarter ended March 31, 2016.

Item 2.02	Results of Operations and Financial Condition.

On February 29, 2016, the Company issued a press release regarding the transaction described in Item 1.01 and announcing a conference call by management on February 29, 2016 at 10:00 a.m. (Eastern Time) to discuss the pending transaction. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company will be making reference to non-GAAP financial information in the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the slide presentation relating to the conference call and webcast (which is available at www.lkqcorp.com).

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release dated February 29, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 29, 2016

LKQ CORPORATION

By:	/s/ VICTOR M. CASINI
Victor M. Casini
Senior Vice President and General Counsel